UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2018

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186

(An Ohio Corporation)

c/o FirstEnergy Corp.

76 South Main Street

Akron, OH 44308

Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement

The information set forth below in Item 1.03 in this Current Report on Form 8-K under the caption “Related Agreements,” which describes each of the Process Support Agreement, Standstill Agreement and Intercompany Protocol (each as defined below), is incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

Chapter 11 Filing

On March 31, 2018, FirstEnergy Solutions Corp. (“FES”), a wholly owned subsidiary of FirstEnergy Corp. (“FE”), five of FES’ wholly-owned subsidiaries (FirstEnergy Generation, LLC (“FG”), FirstEnergy Nuclear Generation, LLC (“NG”), FE Aircraft Leasing Corp., Norton Energy Storage L.L.C. and FirstEnergy Generation Mansfield Unit 1 Corp.) and FirstEnergy Nuclear Operating Company (“FENOC”) (collectively, the “Debtor Entities”), filed voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Ohio, Eastern Division (the “Bankruptcy Court”).

The Debtor Entities have requested that the Chapter 11 Cases be jointly administered under the caption FirstEnergy Solutions Corp., et al., Case No. 18-50757.

The Debtor Entities will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. In order to assure ordinary course operations, the Debtor Entities are seeking approval from the Bankruptcy Court for a variety of “first day” motions, including authority to pay employees and vendors in the ordinary course, authority to maintain bank accounts, and other customary relief. No assurance can be given that these motions will be granted.

Related Agreements

On March 30, 2018, the Debtor Entities entered into an agreement (the “Process Support Agreement”) with certain creditors and other stakeholders of the Debtor Entities, including (i) beneficial holders of at least 50% of the outstanding amount of certain secured and unsecured pollution control notes and senior unsecured notes issued by FES, in the aggregate, (ii) beneficial holders of a majority of the outstanding amount of the pass-through certificates issued in connection with the Bruce Mansfield sale-leaseback transaction, (iv) MetLife Capital, Limited Partnership, in its capacity as owner participant for certain owner trusts in connection with the Bruce Mansfield sale-leaseback transaction, (v) U.S. Bank Trust National Association, in its capacity as owner trustee of certain owner trusts in connection with the Bruce Mansfield sale-leaseback transaction, and (vi) Wilmington Savings Fund Society, FSB, in its capacity as indenture trustee and pass-through note trustee in connection with the Bruce Mansfield sale-leaseback transaction. The Process Support Agreement sets forth certain agreements and understandings with respect to the conduct of the Chapter 11 Cases, including that, among other things:

•	certain of the creditor parties will support and not object to the necessary and important “first day” relief being requested by the Debtor Entities;

•	during the first 180 days of the Chapter 11 Cases, the Debtor Entities will work with an ad hoc noteholder group to evaluate and negotiate a standalone reorganization plan with respect to the Debtor Entities’ nuclear generation assets, subject to the ability of the Debtor Entities to evaluate any initially unsolicited proposals, bids or inquiries regarding such nuclear generation assets;

•	the Debtor Entities will consult with certain of the parties with respect to potential sale processes for the Debtor Entities’ retail business and the Debtor Entities’ fossil generation assets;

•	creditor parties will engage in good faith discussions with the Debtor Entities to support the approval and implementation of certain existing and supplemental employee incentive and retention plans;

•	the Debtor Entities shall continue to operate their businesses in the ordinary course (considering the fact and impact of the commencement of the Chapter 11 Cases) and consult with the other parties with respect to certain other operational matters; and

•	subject to the entry of a Bankruptcy Court order approving the Process Support Agreement, the Debtor Entities shall pay certain reasonable and documented fees and expenses of the legal and financial advisors to the parties.

The Process Support Agreement also incorporates a protocol (the “Mansfield Issues Protocol”) that establishes a process for resolving certain claims arising from the rejection under the Bankruptcy Code of lease documents associated with FG’s 2007 sale and leaseback transaction for an undivided interest in Unit 1 of the Bruce Mansfield plant, as well as processes for consultation and cooperation with respect to the operation of Unit 1 during the Chapter 11 Cases and insurance issues arising from the January 10, 2018 fire at the Bruce Mansfield plant. Pursuant to the Mansfield Issues Protocol, certain of the parties to the sale and leaseback transaction have agreed to consent or not object to the rejection of certain of the lease documents, waive certain claims arising under the lease documents, and reserve rights with respect to other potential claims against the Debtor Entities, in each case subject to the terms and conditions of the Mansfield Issues Protocol.

The Process Support Agreement is subject to certain termination rights exercisable by the Debtor Entities and certain of the other parties, including, without limitation, upon a material breach by the other parties of the terms of the Process Support Agreement, the conversion of the Chapter 11 Cases to chapter 7 cases, the appointment of a chapter 11 trustee in the Chapter 11 Cases, and on December 31, 2018 (subject to extension by the parties).

Also on March 30, 2018, the Debtor Entities entered into an agreement (the “Standstill Agreement”) which includes a protocol (the “Intercompany Protocol”) with FE and certain creditors to establish a process for coordinated and orderly discovery regarding claims between the Debtor Entities, on the one hand, and FE and its affiliates on the other hand, and the resolution of such claims. Under the Standstill Agreement, the parties agree to not seek the appointment of an examiner or otherwise commence litigation with respect to intercompany claims while the Standstill Agreement and the Intercompany Protocol remain in place. The Intercompany Protocol also creates a mechanism for the applicable parties to consensually resolve claims and/or engage in mediation.

The foregoing descriptions of the Process Support Agreement and Standstill Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Process Support Agreement, Standstill Agreement and Intercompany Protocol, copies of which are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constituted an event of default, or otherwise triggered repayment obligations, under the terms of the following debt instruments of the Debtor Entities (collectively, the “Debt Documents”):

FG:

•	Air Quality Facilities Loan Agreement, dated as of December 1, 2006, between the Ohio Air Quality Development Authority (“OAQDA”) and FG, relating to $234.52 million of pollution control refunding bonds (“PCRBs”) due 2023;

•	Exempt Facilities Loan Agreement, dated as of November 1, 2006, between the Pennsylvania Economic Development Financing Authority (“PEDFA”) and FG, relating to $26 million of PCRBs due 2041;

•	Exempt Facilities Loan Agreement, dated as of December 1, 2005, between PEDFA and FG, relating to $43 million of PCRBs due 2040;

•	Exempt Facilities Loan Agreement, dated as of July 1, 2002, as amended, between PEDFA and FG, relating to $15 million of PCRBs due 2028 and certain related first mortgage bonds (“FMBs”) issued and outstanding under the FG Mortgage (as defined below);

•	Pollution Control Facilities Loan Agreement, dated as of November 1, 2008, as amended, between the Beaver County Industrial Development Authority (“BCIDA”) and FG, relating to $25 million of PCRBs due 2028 and certain related FMBs issued and outstanding under the FG Mortgage;

•	Waste Water Facilities Loan Agreement, dated as of April 1, 2006, between the Ohio Water Development Authority (“OWDA”) and FG, relating to $90.14 million of PCRBs due 2019;

•	Pollution Control Facilities Loan Agreement, dated as of September 1, 2008, between BCIDA and FG, relating to $46.3 million of PCRBs due 2047 and certain related FMBs issued and outstanding under the FG Mortgage;

•	Pollution Control Facilities Loan Agreement, dated as of April 1, 2006 between BCIDA and FG, relating to $56.6 million of PCRBs due 2041;

•	Air Quality Facilities Loan Agreement, dated as of August 1, 2009 between OAQDA and FG, relating to $177 million of PCRBs due 2020;

•	Air Quality Facilities Loan Agreement, dated as of March 1, 2009, between OAQDA and FG, relating to $50 million of PCRBs due 2023;

•	Air Quality Facilities Loan Agreement, dated as of June 1, 2009 between OAQDA and FG, relating to $100 million of PCRBs due 2029 and certain related FMBs issued and outstanding under the FG Mortgage;

•	Guaranty, dated as of March 26, 2007, of FG relating to indebtedness of FES;

•	Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 19, 2008, as amended and supplemented (the “FG Mortgage”), by and between FG and UMB Bank, National Association, as successor trustee under which FG’s FMBs are issued and outstanding, including but not limited to $250 million of FMBs supporting the Parent Credit Facility (as defined below); and

•	five Facility Lease Agreements, each dated as of July 1, 2007, between FG and each of five lessor trusts relating to FG’s sale and leaseback of undivided interests in Unit 1 of the Bruce Mansfield Plant (the “FG Leases”);

NG:

•	Pollution Control Facilities Loan Agreement, dated as of December 1, 2005, between BCIDA and NG, relating to $72.65 million of PCRBs due 2035;

•	Air Quality Facilities Loan Agreement, dated as of December 1, 2005, between OAQDA and NG, relating to $7.2 million of PCRBs due 2034;

•	Air Quality Facilities Loan Agreement, dated as of November 1, 2008, between OAQDA and NG, relating to $23 million of PCRBs due 2032;

•	Air Quality Facilities Loan Agreement, dated as of September 15, 2010, between OAQDA and NG, relating to $8 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of December 1, 2005, between OWDA and NG, relating to $82.8 million of PCRBs due 2034;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of November 1, 2008, between OWDA and NG, relating to $33 million of PCRBs due 2032;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of September 15, 2010, between OWDA and NG, relating to $99.1 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of June 1, 2009, between OWDA and NG, relating to $107.5 million of PCRBs due 2033 and certain related FMBs issued and outstanding under the NG Mortgage (as defined below);

•	Pollution Control Facilities Loan Agreement, dated as of December 1, 2006, between BCIDA and NG, relating to $163.97 million of PCRBs due 2035;

•	Air Quality Facilities Loan Agreement, dated as of December 1, 2006, between OAQDA and NG, relating to $15.5 million of PCRBs due 2033;

•	Air Quality Facilities Loan Agreement, dated as of November 15, 2010, between OAQDA and NG, relating to $26 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of December 1, 2006, between OWDA and NG, relating to $135.55 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of September 1, 2008, between OWDA and NG, relating to $20.45 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of November 15, 2010, between OWDA and NG, relating to $46.5 million of PCRBs due 2033;

•	Waste Water Facilities and Solid Waste Facilities Loan Agreement, dated as of November 15, 2010, between OWDA and NG, relating to $54.6 million of PCRBs due 2033 and certain related FMBs issued and outstanding under the NG Mortgage;

•	Air Quality Facilities Loan Agreement, dated as of September 1, 2008, between OAQDA and NG, relating to $9.1 million of PCRBs due 2033;

•	Air Quality Facilities Loan Agreement, dated as of April 1, 2009, between the Company and the OAQDA and NG (as amended or supplemented from time to time) relating to $62.5 million of PCRBs due 2033 and certain related FMBs issued and outstanding under the NG Mortgage;

•	Pollution Control Facilities Loan Agreement, dated as of April 1, 2006, as amended, between BCIDA and NG, relating to $60 million of PCRBs due 2035 and certain related FMBs issued and outstanding under the NG Mortgage;

•	Pollution Control Facilities Loan Agreement, dated as of June 1, 2008, as amended, between BCIDA and NG, relating to $98.9 million of PCRBs due 2035;

•	Guaranty, dated as of March 26, 2007, of NG relating to indebtedness of FES; and

•	Open-End Mortgage, General Mortgage Indenture and Deed of Trust, dated as of June 1, 2009, as amended and supplemented (the “NG Mortgage”), by and between NG and UMB Bank, National Association, as successor trustee under which NG’s FMBs are issued and outstanding, including but not limited to $450 million of FMBs supporting the Parent Credit Facility;

FES:

•	Indenture, dated as of August 1, 2009, and the First Supplemental Indenture thereto, dated as of August 1, 2009, between FES and The Bank of New York Mellon Trust Company, N.A., as trustee, under which $332 million and $363 million, respectively, of FES’ 6.05% senior notes due 2021 and 6.80% senior notes due 2039 are issued and outstanding;

•	U.S. $700 million Credit Agreement, dated as of December 6, 2016, among FES, as borrower, FG and NG, as guarantors, and FE, as lender under which $700 million is currently utilized (the “Parent Credit Facility”);

•	Revolving Credit Note, dated June 29, 2016, issued by FES to Allegheny Energy Supply Company, LLC, under which $102 million is currently outstanding;

•	Guaranty, dated as of March 26, 2007, of FES relating to indebtedness of FG;

•	Guaranty, dated as of March 26, 2007, of FES relating to indebtedness of NG; and

•	Guaranty, dated as of July 1, 2007, of FES relating to the FG Leases.

As a result of such an event of default or triggering event, all obligations under the Debt Documents, by the terms of the Debt

Documents, have become due and payable, subject to the provisions of the Bankruptcy Code. FES believes that any efforts to enforce such payment obligations against the Debtor Entities are stayed as a result of the filing of the Chapter 11 Cases, and the creditors’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

Item 2.05	Costs Associated with Exit or Disposal Activities.

As a result of the strategic review of commodity-exposed generation originally announced by FE in November 2016 and FES’ related evaluation of options with respect to its nuclear power plants, on March 28, 2018, based on approval from its board of directors on that date, FES notified PJM Interconnection, LLC (“PJM”) that the nuclear power plants owned by NG and operated by FENOC will be deactivated as follows:

•	Davis-Besse Nuclear Power Station (908 MW) in Oak Harbor, Ohio, in 2020;

•	Beaver Valley Nuclear Power Station (1,872 MW) in Shippingport, Pennsylvania, in 2021; and

•	Perry Nuclear Power Plant (1,268 MW) in Perry, Ohio, in 2021.

The plant closures are subject to review by PJM for reliability impacts, if any. In the interim, the plants will continue normal operations subject to the supervision of the Bankruptcy Court in the Chapter 11 Cases. About 2,300 plant employees are expected to be affected by the ultimate deactivations. The two-year-plus lead time is required to make the complex preparations for a potential plant deactivation, including preparing a detailed decommissioning plan and working with the NRC to amend plant licenses.

Factors considered in this decision include the depressed power and capacity price environment and the lack of legislative and regulatory solutions achieved to date. As previously disclosed, FES recorded a pre-tax charge of $2.0 billion in the fourth quarter of 2017 to fully impair these nuclear facilities, including the generating plants and nuclear fuel as well as to reserve against the value of materials and supplies inventory and to increase its asset retirement obligation. As of December 31, 2017, FES had approximately $1.9 billion invested in external trusts to be used for the decommissioning and environmental remediation of its nuclear generating facilities. However, the funds in these external trusts may be insufficient to address all decommissioning costs with respect to these facilities.

As of the date of this Current Report on Form 8-K, FES is not able to estimate the anticipated total costs that will be incurred in connection with the deactivation of the facilities described above, except that FES expects to incur costs of approximately $100 million, which includes a $5 million discretionary pool, related to employee retention costs.

On March 28, 2018, FES issued a press release with respect to these nuclear plant deactivations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

FES has previously executed confidentiality agreements with certain holders or beneficial holders of claims or purported claims against the Debtor Entities (collectively, the “Creditors”). These confidentiality agreements facilitated discussions between FES and the Creditors concerning the Debtor Entities’ businesses, and potential strategic alternatives involving the restructuring of the Debtor Entities. Pursuant to the confidentiality agreements, FES agreed to disclose publicly after a specified period, and if certain conditions were met, certain confidential information that FES and the other Debtor Entities had provided to the Creditors and their advisors. The information included in this Current Report on Form 8-K as Exhibits 99.2 and 99.3 (collectively, the “Disclosed Information”) is being furnished to satisfy FES’ public disclosure obligations under the confidentiality agreements.

The inclusion of financial forecasts in the Disclosed Information should not be regarded as an indication that the Debtor Entities or any other persons considered, or now consider, such forecasts to be necessarily predictive of actual future results, and does not constitute an admission or representation by any person that such forecasts are material, or that the expectations, beliefs, opinions and assumptions that underlie such forecasts remain the same as of the date of this Current Report on Form 8-K, and readers are cautioned not to place undue reliance on any prospective financial information included in the Disclosed Information.

Neither the independent auditor of the Debtor Entities, nor any other independent accountant has examined, compiled, or performed any procedures with respect to the prospective financial information included in the Disclosed Information and, accordingly, none has expressed any opinion or any other form of assurance on such prospective financial information or its achievability and none assumes any responsibility with respect thereto.

The prospective financial information included in the Disclosed Information:

•	is speculative by its nature and was based upon numerous expectations, beliefs, opinions and assumptions, as further described below, which are inherently uncertain and many of which are beyond the control of the Debtor Entities and may not prove to be accurate;

•	does not necessarily reflect current estimates or expectations, beliefs, opinions or assumptions that the respective management of the Debtor Entities may have about prospects for the business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the information was prepared;

•	may not reflect current results or future performance, which may be significantly more favorable or less favorable than as set forth in the prospective financial information;

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved;

•	is subjective in many respects and thus subject to interpretation; and

•	relates to multiple future years and, as such, by its nature becomes less predictive with each succeeding day.

The Debtor Entities cannot provide assurance that any financial projections included in the Disclosed Information will be realized; rather, actual future financial results may vary materially from such forward-looking information.

Except as required by law, none of the Debtor Entities currently intends to update or revise publicly any of the financial projections included in the Disclosed Information to reflect circumstances or other events occurring after the date such financial projections were prepared or to reflect the occurrence of future events. These considerations should be taken into account in reviewing such financial projections, all of which were prepared as of an earlier date. For additional information on factors that may cause actual future financial results to vary materially from the prospective financial information, see the section entitled “Cautionary Note Regarding Forward-Looking Statements” below.

The information in this Item 7.01, including the Disclosed Information, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing. By filing this Current Report on Form 8-K and furnishing such information, FES makes no admission as to the materiality of any of such information.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the prospective financial information included in the Disclosed Information furnished as Exhibit 99.2 attached hereto, includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. Such risks and uncertainties are described under Item 7.01 above and also include, but are not limited to, factors described from time to time in reports filed by FES with the Securities and Exchange Commission, including but not limited to FES’ most recent Annual Report on Form 10-K, and the following important factors, among others, that could cause actual results to differ materially from those projected in such forward-looking statements:

•	the Debtor Entities’ ability to obtain the approval of the Bankruptcy Court with respect to motions, a plan of reorganization and disclosure statement filed in the Chapter 11 Cases, and the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general;

•	the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies FES may employ to address its liquidity and capital resources;

•	the actions and decisions of FE, creditors, regulators and other third parties that have an interest in the Chapter 11 Cases; and

•	restrictions on the Debtor Entities due to restrictions, if any, imposed by the Bankruptcy Court.

Any forward-looking statement speaks only at the date on which it is made, and except as may be required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible to predict all of them; nor can FES assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. As such, readers should not unduly rely on such forward-looking statements.

Item 8.01	Other Events.

The Debtor Entities caution that trading in the securities of the Debtor Entities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for such securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Cases.

On March 31, 2018, FES issued a press release with respect to the Chapter 11 Cases. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

On March 29, 2018, FES filed an application for an order under Section 202c of the Federal Power Act, requesting that US Energy Secretary Rick Perry issue an emergency order directing PJM, the regional transmission organization, to immediately begin negotiations to secure the long-term capacity of certain nuclear and coal-fired plants in the region and to compensate their owners for the full benefits they provide to energy markets and the public at large, including fuel security and diversity. On March 29, 2018, FES issued a press release with respect to the filing of such application. A copy of the press release is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished herewith:

(d)	Exhibits:

Exhibit No.	Description

10.1	Process Support Agreement dated March 30, 2018 among the Debtor Entities and certain creditors and other stakeholders in the Chapter 11 Cases

10.2	Standstill Agreement dated March 30, 2018 among the Debtor Entities, FE and certain creditors in the Chapter 11 Cases

99.1	Press Release dated March 28, 2018

99.2	Presentation to Creditors dated March 14, 2018

99.3	Presentation to Creditors dated March 23, 2018

99.4	Press Release dated March 31, 2018

99.5	Press Release dated March 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 2, 2018

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ Kevin Warvell
Kevin Warvell
Vice President, Chief Financial Officer,
Treasurer and Corporate Secretary